OLD MUTUAL INSURANCE SERIES FUND

Supplement Dated November 1, 2006

This Supplement updates certain information contained in the currently effective Prospectus of Old Mutual Insurance Series Fund, dated April 4, 2006. You should retain your Prospectus and current supplements for future reference. You may obtain an additional copy of a Prospectus and all current supplements, free of charge, by calling 1-800-433-0051, or via the Internet at www.omfunds.com.

The following paragraphs are added after the paragraph titled “ADRs” to the section of the Prospectus titled “More About Investment Strategies and Risks”:

Covered Calls. The Old Mutual Columbus Circle Technology and Communications Portfolio may write covered call options on equities comprising up to 20% of the Portfolio’s net assets. Investments in covered calls involve certain risks. These risks include:

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Limited Gains. By selling a covered call option, the Portfolio may forego the opportunity to benefit from an increase in price of the underlying stock above the exercise price, but continue to bear the risk of a decline in the value of the underlying stock. While the Portfolio receives a premium for writing the call option, the price the Portfolio realizes from the sale of stock upon exercise of the option could be substantially below its prevailing market price.

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Lack of Liquidity for the Option. A liquid market may not exist for the option. If the Portfolio is not able to close out the options transaction, the Portfolio will not be able to sell the underlying security until the option expires or is exercised.

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Lack of Liquidity for the Security. The Portfolio’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. Because the Portfolio will generally hold the stocks underlying the call option, the Portfolio may be less likely to sell the stocks in its portfolio to take advantage of new investment opportunities.

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Distributor: Old Mutual Investment Partners, Member NASD, SIPC

D-06-670 11/2006